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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report:                                 March 24, 1999



                          Providence Energy Corporation
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             (Exact name of registrant as specified in its charter)



      Rhode Island                    001-10032                   05-0389170
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(State of incorporation              (Commission                (IRS Employer
    or organization)                 File Number)            Identification No.)


100 Weybosset Street, Providence, Rhode Island                 02903
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number:         (401) 272-5040
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                                       N/A
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(Former name or former address, if changed since last report)


         Providence Energy Corporation ("Corporation") and its subsidiaries and their representatives may, from time to time, make written or oral statements, including statements contained in the Corporation's filings with the Securities and Exchange Commission and in its annual report to shareholders, including its Form 10-K for the fiscal year ended September 30, 1998, which constitute or contain "forward-looking" information as that term is defined in the private Securities Litigation Reform Act of 1995.

         All statements other than the financial statements and other statements of historical facts included in this Form 8-K regarding the Corporation's financial position and strategic initiatives and addressing industry developments are forward-looking statements. Where, in any forward-looking statement, the Corporation or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Factors which could cause actual results to differ materially from those stated in the forward-looking statements may include,


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but are not limited to, general and specific economic, financial and business conditions; federal and state regulatory, legislative and judicial developments which affect the Corporation or significant groups of its customers; the impact of competition on the Corporation's revenues; fluctuations in weather from normal levels; changes in development and operating costs; the availability and cost of natural gas; the availability and terms of capital; exposure to environmental liabilities; the costs and effects of unanticipated legal proceedings; the successful implementation and achievement of internal performance goals; the impact of unusual items resulting from ongoing evaluations of business strategies and asset valuations; and changes in business strategy.

Item 5.  OTHER EVENTS.

The Providence Gas Company ("ProvGas") and the Rhode Island Division of Public Utilities and Carriers (the "Division") have reached agreement for recovery of exogenous changes which allows ProvGas to recover $2.45 million. Currently, the Rhode Island Public Utilities Commission is reviewing the exogeneous change agreement to ensure consistency with the terms of Energize RI.

ProvGas sought recovery for two exogenous changes that significantly decreased revenues: (1) severe warmer-than-normal temperatures; and (2) significantly lower-than-expected non-firm margins. The impact of warmer-than-normal in FY98 was $4.0 million. Further, the level of relative market pricing of natural gas versus alternative fuels, primarily oil prices, resulted in a non-firm margin shortfall of $1.6 million in FY98.

ProvGas, a subsidiary of Providence Energy Corporation, is Rhode Island's largest natural gas distribution company, serving more than 160,000 homes and businesses in 25 Rhode Island cities and towns.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROVIDENCE ENERGY CORPORATION
                                      JAMES H. DODGE


                                      By: /s/ James H. Dodge
                                          ------------------------------------
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Date: March 24, 1999


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